Income Taxes (Tables)	12 Months Ended
Dec. 31, 2013
Income Taxes Tables
Reconciliation of the provision for income taxes at the weighted average rate compared to the Companys income tax expense

The reconciliation of the provision for income taxes at the weighted average rate compared to the Company’s income tax expense as reported is as follows:

	2013 $	2012 $

Net loss	(3,710,289)	(4,083,053)
Tax adjustments	253,944	1,083,395
	(3,456,345)	(2,999,658)

Tax rate	30%	29%

Income tax recovery at statutory rate	(1,044,766)	(873,550)

Valuation allowance	1,044,766	873,550

Provision for income taxes	–	–

Components of deferred income taxes and assets

The significant components of deferred income taxes and assets as at December 31, 2013 are as follows:

	2013 $	2012 $

Net operating losses carried forward	2,466,484	1,583,092

Valuation allowance	(2,466,484)	(1,583,092)

Net deferred income tax asset	–	–